Exhibit 99.1

Contacts:
Press: Jeff Ferry	Investors/Analysts: Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports Third Quarter Financial Results

Adjusted GAAP Revenue of $80.9 Million, Cash from Operations of $9.9 Million;

Five New Customers Added

Sunnyvale, CA, October 21, 2008 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the third quarter ended September 27, 2008.

GAAP Results:

•	GAAP revenues for the third quarter of 2008 were $120.5 million compared to $62.2 million in the third quarter of 2007.

•	GAAP gross margins were 45% in the third quarter of 2008 compared to 34% in the third quarter of 2007.

•

Including non-cash stock-based compensation, GAAP net income was $14.9 million, or $0.15 per diluted share, in the third quarter of 2008 compared to a GAAP net loss of $5.5 million, or $0.07 per share, in the third quarter of 2007.

Adjusted GAAP / Invoiced Shipment Results:

•	Adjusted GAAP revenue for the third quarter of 2008 was $80.9 million compared to $80.3 million of invoiced shipments in the third quarter of 2007.

•	Gross margins on an adjusted GAAP basis, excluding non-cash stock-based compensation, were 42% in the third quarter of 2008 compared to 43% in the third quarter of 2007.

•

Excluding non-cash stock-based compensation, net income on an adjusted GAAP basis was $0.0 million, or $0.00 per diluted share, for the third quarter of 2008 compared to $10.9 million, or $0.12 per diluted share on an invoiced shipment basis, in the third quarter of 2007.

Footnote:	For an explanation of our use of Adjusted GAAP and Invoiced Shipments measures and a full reconciliation of these measures to our GAAP results, please see the section of the accompanying tables titled “GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation.”

Management Commentary

“Our third quarter results came in ahead of guidance we provided in July, showing solid revenue performance and good cash generation,” said Jagdeep Singh, president and chief executive officer. “Both existing and new customers continue to turn to Infinera’s PIC-based solution to build out their networks as they address their bandwidth growth needs. We added five new customers in the quarter —including our fifth of the top five major cable MSOs in North America and two additional European customers. We saw strong reception from the installed base and new customers to the new Infinera Line System 2 (ILS2), which began shipping in August. We are pleased with the resumption in new customer-win momentum and we believe that this will continue into Q4 with the addition of at least another four new customers.”

“During the quarter, we also completed the migration of the Deutsche Telekom (DT) Western European network to Infinera equipment in a five-week timeline, highlighting the speed of service advantage that our architecture provides,” said Singh. “DT is now running live traffic on the new network. This represents a significant achievement for the Infinera and DT teams and it is serving as a strong reference account for our new business efforts.”

During the quarter, the Company also achieved these two key milestones:

•

Infinera’s photonic integrated circuits (PICs) surpassed a cumulative total of 100 million hours of operation in live networks worldwide without any PIC failures, evidence of the high reliability of the company’s photonic integration technology.

•	More than 10,000 Infinera DLM line cards shipped since the company began commercial shipments in late 2004. This equates to a total DWDM network capacity of 1Petabit per second.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its third quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 1-866-395-1648. International parties can access the replay at +1-203-369-0468.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the Photonic Integrated Circuit (PIC). Infinera’s systems and PIC technology are designed to provide optical networks with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward Looking Statements –

This press release contains forward-looking statements, including statements relating to the strong reception for our installed base and new customers to our products, including our ILS2, our belief that we will continue to add at least another four new customers in Q4, our belief that our PICs’ performance is evidence of the high reliability of our photonic integrated circuit technology, our belief in the economic benefits of our system, and our belief that DT serves as a strong reference account for us. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our annual report on Form 10-K, which was filed with the SEC on February 19, 2008, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP and other financial measures that reflect invoiced shipments, adjusted GAAP revenue and exclude non-GAAP non-cash stock-based compensation. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation” as well as the accompanying notes on the use of certain non-GAAP measures. We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our third quarter of 2008 results, including an estimate of adjusted GAAP earnings for the fourth quarter of 2008 that excludes revenues and costs previously recognized on an invoiced shipments basis and non-GAAP non-cash stock-based compensation expenses related to our equity awards and the right to purchase common stock under our Employee Stock Purchase Plan in the period.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2008	September 29, 2007	September 27, 2008	September 29, 2007
Revenue:
Product	$76,130	$25	$226,763	$7,275
Ratable product and related support and services	39,495	62,130	181,462	162,488
Services	4,881	—	11,643	—

Total revenue	120,506	62,155	419,868	169,763
Cost of revenue (1):
Cost of product	45,139	18	131,928	3,869
Cost of ratable product and related support and services	18,537	40,804	86,537	116,462
Cost of services	2,592	—	5,814	—

Total cost of revenue	66,268	40,822	224,279	120,331
Gross profit	54,238	21,333	195,589	49,432
Operating expenses (1):
Sales and marketing	11,171	7,995	32,277	22,032
Research and development	21,092	14,621	57,172	44,758
General and administrative	8,713	7,069	25,632	17,984
Amortization of intangible assets	37	37	111	111

Total operating expenses	41,013	29,722	115,192	84,885
Income (loss) from operations	13,225	(8,389)	80,397	(35,453)
Other income (expense), net:
Interest income	1,675	2,459	7,236	3,373
Interest expense	—	(67)	(3)	(2,249)
Other gain (loss), net (2):	37	533	1,213	(16,982)

Total other income (expense), net	1,712	2,925	8,446	(15,858)
Income (loss) before provision for income taxes	14,937	(5,464)	88,843	(51,311)
Provision for income taxes	—	62	3,427	124

Net income (loss)	$14,937	$(5,526)	$85,416	$(51,435)

Net income (loss) per common share:
Basic	$0.16	$(0.07)	$0.93	$(1.34)

Diluted	$0.15	$(0.07)	$0.88	$(1.34)

Weighted average shares used in computing net income (loss) per common share:
Basic	92,888	84,017	92,087	38,419

Diluted	97,208	84,017	97,061	38,419

(1)    The following table summarizes the effects of stock-based compensation related to employees, non-recourse notes and non-employees for the three and nine months ended September 27, 2008 and September 29, 2007:

	Three Months Ended		Nine Months Ended
	September 27, 2008	September 29, 2007	September 27, 2008	September 29, 2007
Cost of revenue	$299	$143	$778	$254
Research and development	1,870	1,113	4,722	2,436
Sales and marketing	1,250	689	3,264	1,122
General and administration	1,956	1,129	5,530	2,032

	5,375	3,074	14,294	5,844
Cost of revenue - amortization from balance sheet*	1,180	89	3,549	129

Total stock-based compensation expense	$6,555	$3,163	$17,843	$5,973

*       Stock-based compensation expense deferred to inventory and to deferred inventory costs in prior periods and recognized in the current period.

(2)    The following table summarizes the remeasurement of our freestanding preferred stock warrants under FAS 150:

	Three Months Ended		Nine Months Ended
	September 27, 2008	September 29, 2007	September 27, 2008	September 29, 2007
Other loss	$—	$—	$—	$(19,761)

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 27, 2008
	GAAP	Deferral Adjustments		Adjusted GAAP Results	Adjusted GAAP Stock Comp		Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$115,625	$(39,588	)(a)	$76,037	$—		$76,037
Services revenue	4,881	—		4,881	—		4,881

Total revenue	120,506	(39,588)		80,918	—		80,918
Cost of revenue	66,268	(18,338	)(c)	47,930	(1,270	)(e)	46,660

Gross profit	54,238	(21,250)		32,988	1,270		34,258
Gross margin	45%						42%
Operating expenses	41,013	—		41,013	(5,076	)(e)	35,937

Income (loss) from operations	13,225	(21,250)		(8,025)	6,346		(1,679)
Other income (expense), net	1,712	—		1,712	—		1,712

Income (loss) before provision for income taxes	14,937	(21,250)		(6,313)	6,346		33
Provision for income taxes	—	—		—	—		—

Net income (loss)	$14,937	$(21,250)		$(6,313)	$6,346		$33

Net income (loss) per common share:
Basic	$0.16						$0.00

Diluted	$0.15						$0.00

Weighted average shares used in computing net income (loss) per common share:
Basic	92,888						92,888

Diluted	97,208						97,208

	Three Months Ended June 28, 2008
	GAAP	Deferral Adjustments		Adjusted GAAP Results	Adjusted GAAP Stock Comp		Adjusted GAAP Excluding Stock Comp
Revenue
Product and ratable revenue	$156,086	$(70,349	)(b)	$85,737	$—		$85,737
Services revenue	5,023	—		5,023	—		5,023

Total revenue	161,109	(70,349)		90,760	—		90,760
Cost of revenue	81,325	(32,090	)(d)	49,235	(1,176	)(e)	48,059

Gross profit	79,784	(38,259)		41,525	1,176		42,701
Gross margin	50%						47%
Operating expenses	37,186	—		37,186	(4,865	)(e)	32,321

Income (loss) from operations	42,598	(38,259)		4,339	6,041		10,380
Other income (expense), net	2,554	—		2,554	—		2,554

Income (loss) before provision for income taxes	45,152	(38,259)		6,893	6,041		12,934
Provision for income taxes	2,267	—		2,267	—		2,267

Net income (loss)	$42,885	$(38,259)		$4,626	$6,041		$10,667

Net income (loss) per common share:
Basic	$0.47						$0.12

Diluted	$0.44						$0.11

Weighted average shares used in computing net income (loss) per common share:
Basic	92,124						92,124

Diluted	97,284						97,284

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment and Adjusted GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 29, 2007
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp		Non-GAAP Invoiced Shipments Excluding Stock Comp
Revenue	$62,155	$18,195	(b)	$80,350	$—		$80,350
Cost of revenue	40,822	5,181	(d)	46,003	(470	)(e)	45,533

Gross profit	21,333	13,014		34,347	470		34,817
Gross margin	34%						43%
Operating expenses	29,722	—		29,722	(2,931	)(e)	26,791

Income (Loss) from operations	(8,389)	13,014		4,625	3,401		8,026
Other income (expense), net	2,925	—		2,925	—		2,925

Income (Loss) before provision for income taxes	(5,464)	13,014		7,550	3,401		10,951
Provision for income taxes	62	—		62	—		62

Net income (loss)	$(5,526)	$13,014		$7,488	$3,401		$10,889

Net income (loss) per common share:
Basic	$(0.07)						$0.13

Diluted	$(0.07)						$0.12

Shares used in computing net income (loss) per common share:
Basic	84,017						84,017

Diluted	84,017						92,007

Use of Non-GAAP Invoiced Shipments Information:

Prior to the second quarter of 2008, in order to supplement our condensed consolidated financial statements presented on a GAAP basis, Infinera used invoiced shipment measures of operating results and net income. Invoiced shipment measures reflected GAAP results adjusted for changes in our deferred revenue and deferred cost of inventory balances from the prior period. We further presented non-GAAP measures of operating results, net income and net income per share, which included invoiced shipments and excluded non-GAAP stock-based compensation expense. These adjustments to our GAAP results were made to provide both management and investors with an understanding of Infinera’s underlying operating results and trends as they would have been reflected had we established vendor specific objective evidence (“VSOE”) of fair value for our service offerings and not been required to recognize revenue ratably.

Effective April 2008, we had established VSOE of fair value for most of our service offerings. Therefore, beginning in the second quarter of 2008, we have used adjusted GAAP measures of operating results and net income. Adjusted GAAP results reflect our GAAP results reduced for amounts released from deferred revenue and deferred cost of inventory balances recorded prior to the second quarter of 2008 and previously reported in our invoiced shipment results. Deferred services and deferred ratable and product revenue and cost amounts recorded after March 29, 2008 have not been adjusted and are recognized on a GAAP basis in arriving at the adjusted GAAP results. We have continued to present non-GAAP measures of operating results, net income and net income per share, which include adjusted GAAP results and exclude non-GAAP stock-based compensation expense.

We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in services deferred revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended September 27, 2008
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total
(In thousands)
Beginning balance	$61,340	$3,113	$5,456	$69,909
Additions to deferred revenue	—	2,075	3,567	5,642
Amortization to revenue	(39,588)	(891)	(2,616)	(43,095)

Ending balance	$21,752	$4,297	$6,407	$32,456

Change in deferred revenue balance	$(39,588)	$1,184	$951	$(37,453)

(b)    Adjustment amount represents the release of ratable and product deferred revenue amounts related to periods prior to March 29, 2008 as these amounts have been previously reported as invoiced shipments. No adjustment has been made for changes in services deferred revenue as these amounts relate to future service deliverables and are appropriately deferred. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred revenue adjustments recorded above are reconciled to the deferred revenue balance on our balance sheet in the table below:

	Three Months Ended June 28, 2008				Three Months Ended September 29, 2007
Deferred Revenue	Pre Mar 29, 2008 Ratable and Product Revenue	Post Mar 29, 2008 Ratable and Product Revenue	Services	Total	Total
(In thousands)
Beginning balance	$131,689	$—	$3,805	$135,494	$138,955
Additions to deferred revenue	—	4,979	3,651	8,630	80,325
Amortization to revenue	(70,349)	(1,866)	(2,000)	(74,215)	(62,130)

Ending balance	$61,340	$3,113	$5,456	$69,909	$157,150

Change in deferred revenue balance	$(70,349)	$3,113	$1,651	$(65,585)	$18,195

(c)	Adjustment amount represents the release of ratable and product deferred cost amounts related to periods prior to March 29, 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended September 27, 2008
Deferred Inventory Cost	Pre Mar 29 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total
(In thousands)
Beginning balance	$26,510	$450	$26,960
Additions to deferred cost of revenue	—	710	710
Amortized to cost of revenue	(18,338)	(40)	(18,378)

Ending balance	$8,172	$1,120	$9,292

Change in deferred inventory cost balance	$(18,338)	$670	$(17,668)

(d)	Adjustment amount represents the release of ratable and product deferred cost amounts related to periods prior to March 29, 2008 as these amounts have been previously included as invoiced shipments. Deferred ratable and product amounts recorded after March 29, 2008 have not been adjusted as these amounts are recognized on a GAAP basis in arriving at the adjusted GAAP results.

The deferred cost of inventory adjustments recorded above are reconciled to the deferred cost of inventory balance on our balance sheet in the table below:

	Three Months Ended June 28, 2008			Three Months Ended September 29, 2007
Deferred Inventory Cost	Pre Mar 29, 2008 Ratable and Product Cost	Post Mar 29, 2008 Ratable and Product Cost	Total	Total
(In thousands)
Beginning balance	$58,600	$—	$58,600	$74,706
Additions to deferred cost of revenue	—	459	459	38,830
Amortized to cost of revenue	(32,090)	(9)	(32,099)	(33,649)

Ending balance	$26,510	$450	$26,960	$79,887

Change in deferred inventory cost balance	$(32,090)	$450	$(31,640)	$5,181

(e)	Excluded amount represents stock-based compensation expense on a non-GAAP basis. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R). While this is a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

The stock-based compensation expense excluded from cost of revenue is a non-GAAP financial measure and is reconciled to the corresponding GAAP amount in the table below:

	Three Months Ended
	September 27, 2008	June 28, 2008	September 29, 2007
(In thousands)
GAAP stock-based compensation in cost of revenue	$299	$271	$143
GAAP stock-based compensation in cost of revenue - amortization from balance sheet	1,180	1,219	89
Stock-based compensation not deferred to deferred inventory cost	—	—	308
Stock-based compensation previously recognized on invoiced shipment basis	(209)	(314)	(70)

Non-GAAP stock-based compensation in cost of revenue	$1,270	$1,176	$470

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 27, 2008	December 29, 2007
ASSETS
Current assets:
Cash and cash equivalents	$169,439	$91,209
Short-term investments	78,551	181,168
Short-term restricted cash	840	743
Accounts receivable	48,571	39,216
Other receivables	250	1,127
Inventory	58,620	58,579
Deferred inventory costs	6,505	78,362
Prepaid expenses and other current assets	7,016	3,941

Total current assets	369,792	454,345
Property, plant and equipment, net	42,860	36,973
Intangible assets	1,342	1,541
Deferred inventory costs, non-current	2,787	3,260
Long-term investments	73,803	30,116
Long-term restricted cash	1,959	2,594
Other non-current assets	2,297	359

Total assets	$494,840	$529,188

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,834	$17,504
Accrued expenses	10,160	9,497
Accrued compensation and related benefits	9,078	17,749
Accrued warranty	5,814	4,974
Deferred revenue	25,444	167,031

Total current liabilities	75,330	216,755
Accrued warranty, non-current	4,862	5,018
Deferred revenue, non-current	7,012	7,406
Long-term exercised unvested options	318	825
Other long-term liabilities	3,747	4,610
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value Authorized shares – 500,000 as of September 27, 2008 and December 29, 2007 Issued and outstanding shares – 93,773 as of September 27, 2008 and 91,580 as of December 29, 2007	94	92
Additional paid-in capital	695,158	663,870
Accumulated other comprehensive income (loss)	(7,631)	78
Accumulated deficit	(284,050)	(369,466)

Total stockholders’ equity	403,571	294,574

Total liabilities and stockholders’ equity	$494,840	$529,188

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 27, 2008	September 29, 2007
Cash Flows from Operating Activities:
Net income (loss)	$85,416	$(51,435)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,877	7,150
Amortization of debt discount	—	282
Accretion of investment discount	(881)	—
Asset impairment charges	—	393
Stock-based compensation expense	17,843	5,973
Excess tax benefit from stock option transactions	(2,588)	—
Tax benefit from stock option transactions	2,588	—
Revaluation of warrant liabilities	—	19,761
Gain on disposal of assets	(1,006)	(2,409)
Other loss (gain)	7	(73)
Changes in assets and liabilities:
Accounts receivable	(8,478)	1,147
Inventory	(701)	3,215
Prepaid expenses and other current assets	(3,142)	(1,234)
Deferred inventory costs	71,626	(12,764)
Other non-current assets	(1,964)	(1,266)
Accounts payable	7,777	(14,692)
Accrued liabilities and other expenses	(8,723)	(2,694)
Deferred revenue	(141,981)	46,197
Accrued warranty	684	6,653

Net cash provided by operating activities	25,354	4,204
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(172,875)	(111,294)
Proceeds from sale of investments	103,190	12,000
Proceeds from maturities of investments and restricted cash	122,899	—
Proceeds from disposal of assets	1,080	2,781
Purchase of property and equipment	(15,152)	(11,710)

Net cash (used in) investing activities	39,142	(108,223)
Cash Flows from Financing Activities:
Principal payments on loan obligation	—	(35,401)
Proceeds from loans	—	7,119
Proceeds from initial public offering, net of issuance costs	—	190,078
Proceeds from issuance of common stock	11,242	2,097
Proceeds from exercise of warrants	—	45
Excess tax benefit from stock option transactions	2,588	—
Repurchase of common stock	(30)	(50)

Net cash provided by financing activities	13,800	163,888

Effect of exchange rate changes	(66)	70
Net change in cash and cash equivalents	78,230	59,939
Cash and cash equivalents at beginning of period	91,209	28,884

Cash and cash equivalents at end of period	$169,439	$88,823

Supplemental disclosures of cash flow information:
Cash paid for interest	$3	$2,473
Cash paid for income taxes	$858	$62

Infinera Corporation

Supplemental Financial Information

	Q1'06	Q2'06	Q3'06	Q4'06	Q1'07	Q2'07	Q3'07	Q4'07	Q1'08	Q2'08	Q3'08
Invoiced Shipments	$13.8	$19.7	$42.0	$70.5	$66.7	$69.0	$80.4	$93.4	$95.5	$90.8	$80.9
Gross Margin %	-43%	16%	21%	25%	35%	37%	43%	47%	45%	47%	42%

Invoiced Shipment Composition:
Domestic %	76%	89%	78%	72%	89%	84%	81%	81%	82%	78%	81%
International %	24%	11%	22%	28%	11%	16%	19%	19%	18%	22%	19%
Largest Customer %	64%	58%	55%	47%	57%	48%	28%	18%	31%	21%	27%

Cash Related Information:
Cash from Operations	($21.6)	($12.3)	($18.8)	($15.0)	$6.9	($0.8)	($2.0)	$18.9	$9.8	$5.6	$9.9
Capital Expenditures	$2.1	$2.9	$6.2	$4.1	$5.2	$3.6	$3.0	$8.5	$4.5	$4.8	$5.9
Depreciation & Amortization	$1.6	$1.7	$1.9	$1.8	$2.1	$2.0	$2.7	$2.7	$2.6	$2.9	$3.4
DSO's	54	48	49	54	27	36	47	39	42	57	55

Inventory Metrics:
Raw Materials	$4.0	$5.1	$7.8	$6.7	$7.4	$8.8	$7.5	$10.5	$7.9	$9.2	$10.0
Work in Process	$16.7	$21.2	$30.9	$38.1	$31.6	$36.0	$34.8	$35.1	$40.6	$34.6	$35.8
Finished Goods	$5.7	$12.0	$11.8	$13.5	$18.4	$13.7	$14.8	$13.0	$10.7	$13.8	$12.8

Total Inventory	$26.5	$38.3	$50.5	$58.3	$57.3	$58.5	$57.1	$58.6	$59.2	$57.6	$58.6
Inventory Turns	3.0	1.7	2.6	3.6	3.0	3.0	3.2	3.4	3.5	3.3	3.2

Worldwide Headcount	363	470	576	605	617	646	668	711	799	853	889